UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2016

Shell Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Shell Plaza
910 Louisiana Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Shell Midstream Partners, L.P. (the “Partnership”), dated May 23, 2016 and filed with the Securities and Exchange Commission on May 24, 2016 (the “Initial Form 8-K”), which reported under Item 2.01 the Partnership's acquisition of an additional 30.0% interest in Zydeco Pipeline Company LLC, an additional 1.0% interest in Bengal Pipeline Company LLC and an additional 3.0% interest in Colonial Pipeline Company. This amendment is filed to provide the pro forma financial information of the Partnership for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.
Item 9.01    Financial Statements and Exhibits.
(a)    Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
(d)     Exhibits.

Number	Description
99.1	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By: Shell Midstream Partners GP LLC,
its general partner

By: /s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary
Date: July 13, 2016

INDEX TO EXHIBITS

Number	Description
99.1	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015.